Exhibit 99.1

Sonic Automotive Reports Record Third Quarter Revenues

Strategic Adjustments to EchoPark Business Drove Improvements in EchoPark Segment Unit Sales Volume and Profitability in the Third Quarter

Repurchased 1.7 Million Shares of Class A Common Stock During the Third Quarter

CHARLOTTE, N.C. – October 26, 2023 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter ended September 30, 2023.

Third Quarter 2023 Financial Summary
•Record third quarter revenues of $3.6 billion, up 6% year-over-year; gross profit of $582.2 million, flat year-over-year
•Reported third quarter net income of $68.4 million, down 22% year-over-year ($1.92 earnings per diluted share, down 14% year-over-year)
▪Adjusted third quarter net income* was $72.0 million, down 18% year-over-year ($2.02 adjusted earnings per diluted share*, down 9% year-over-year)
•Reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 70.4% (66.5% on a Franchised Dealerships Segment basis)
▪Adjusted SG&A expenses as a percentage of gross profit* of 69.5%
•EchoPark Segment revenues of $626.7 million, up 6% year-over-year; all-time record quarterly EchoPark Segment gross profit of $52.8 million, up 22% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 19,050, up 25% year-over-year
•Reported EchoPark Segment loss of $16.9 million, adjusted EchoPark Segment loss* of $12.1 million, and EchoPark Segment adjusted EBITDA* loss of $5.2 million
•Reiterate previously issued guidance of an expected return to breakeven EchoPark Segment adjusted EBITDA* in the first quarter of 2024
•During the third quarter, Sonic repurchased approximately 1.7 million shares of its Class A Common Stock for an aggregate purchase price of approximately $86.7 million, totaling approximately 3.3 million shares repurchased year-to-date, or 9% of shares outstanding at December 31, 2022
•Sonic's Board of Directors approved a 3.4% increase to the Company's quarterly cash dividend, to $0.30 per share, payable on January 12, 2024 to all stockholders of record on December 15, 2023

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Management Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “We are proud of our team’s performance in the third quarter, delivering financial results that reflect our ability to leverage our diversified business model to adapt to changing market dynamics. During the quarter, we realized the expected initial benefits of the strategic adjustments to our EchoPark business model, which combined with our growing powersports platform, provided sequential earnings growth to help offset margin normalization in the franchised dealership segment. We remain confident that we have the right strategy, the right people, and the right culture to continue to grow our business and create long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “While consumer affordability and used vehicle sourcing continue to be a challenge, the substantial improvement in our EchoPark results in the third quarter demonstrate our team's valuable industry experience and the adaptability of our innovative EchoPark model. As we expected, despite reducing our EchoPark store footprint by 50%, in the third quarter we retailed 12% more vehicles than the second quarter and reduced our EchoPark adjusted EBITDA loss to $5.2 million, compared to a $31.8 million adjusted EBITDA loss in the second quarter of 2023. Based on recent market trends, we remain confident in our path to breakeven EchoPark segment adjusted EBITDA in the first quarter of 2024, and expect to resume our disciplined long-term growth plans for EchoPark as used vehicle market conditions continue to improve.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified cash flow streams continued to benefit our overall financial position in the third quarter, while allowing us to return capital to our stockholders via share repurchases and an increase to our quarterly dividend. As of September 30, 2023, we had $797 million of liquidity, including $335 million in cash and floor plan deposits on hand. Heading into what is historically a seasonally strong fourth quarter for Sonic, we believe we remain well-positioned to adapt to evolving market conditions and position the Company for success in 2024 and beyond.”

Third Quarter 2023 Segment Highlights
The financial measures discussed below are results for the third quarter of 2023 with comparisons made to the third quarter of 2022, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 5%; same store gross profit down 3%
•Same store retail new vehicle unit sales volume up 12%; same store retail new vehicle gross profit per unit down 30%, to $4,678
•Same store retail used vehicle unit sales volume down 3%; same store retail used vehicle gross profit per unit down 2%, to $1,668
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 8%; same store customer pay gross profit up 10%; same store warranty gross profit up 8%; same store Fixed Operations gross profit margin up 10 basis points, to 49.7%
•Same store finance and insurance ("F&I") gross profit up 3%; same store F&I gross profit per retail unit of $2,407, down 5%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 33 days’ supply of new vehicle inventory (including in-transit) and 28 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $626.7 million, up 6%; gross profit of $52.8 million, up 22%
•Retail used vehicle unit sales volume of 19,050, up 25%
•Reported segment loss of $16.9 million, adjusted segment loss* of $12.1 million, and adjusted EBITDA* loss of $5.2 million

•Reported segment loss includes $6.7 million loss related to the closed EchoPark stores (closed EchoPark stores represent a $1.9 million loss on an adjusted segment loss* basis and a $2.2 million loss on an adjusted EBITDA* basis)
•Expect ongoing expenses associated with the closed EchoPark stores of approximately $1.5 million to $2.0 million per quarter (excluding any amounts related to potential future exits of leased or owned properties)
•Retail used vehicle unit sales volume was comprised of 85% 1-4-year-old vehicles and 15% 5-plus-year-old vehicles, with 20% of retail used vehicle unit sales volume sourced from non-auction sources
•On a trailing quarter cost of sales basis, the EchoPark Segment had 37 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $57.0 million, gross profit of $20.8 million, gross profit margin of 36.5%
•Segment income of $6.6 million and adjusted EBITDA* of $7.9 million
•Year-over-year comparative financial results are not meaningful due to the timing of acquisitions (seven stores acquired in August 2022 and five stores acquired in February 2023)

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.30 per share, payable on January 12, 2024 to all stockholders of record on December 15, 2023.

Third Quarter 2023 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Third Quarter 2023 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark profitability, anticipated future EchoPark adjusted EBITDA, and anticipated future expenses related to closed locations. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment loss, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,573.5	$1,371.8	15%	$4,624.4	$4,067.4	14%
Fleet new vehicles	23.2	32.0	(28)%	70.4	70.0	1%
Total new vehicles	1,596.7	1,403.8	14%	4,694.8	4,137.4	13%
Used vehicles	1,340.4	1,355.8	(1)%	3,991.2	4,174.4	(4)%
Wholesale vehicles	79.3	114.7	(31)%	256.3	404.8	(37)%
Total vehicles	3,016.4	2,874.3	5%	8,942.3	8,716.6	3%
Parts, service and collision repair	453.4	408.2	11%	1,327.6	1,188.6	12%
Finance, insurance and other, net	173.7	165.6	5%	517.7	505.3	2%
Total revenues	3,643.5	3,448.1	6%	10,787.6	10,410.5	4%
Cost of sales:
Retail new vehicles	(1,442.1)	(1,209.6)	(19)%	(4,213.5)	(3,569.2)	(18)%
Fleet new vehicles	(22.3)	(30.7)	27%	(67.3)	(66.9)	(1)%
Total new vehicles	(1,464.4)	(1,240.3)	(18)%	(4,280.8)	(3,636.1)	(18)%
Used vehicles	(1,288.1)	(1,304.9)	1%	(3,877.4)	(4,029.1)	4%
Wholesale vehicles	(80.7)	(116.8)	31%	(255.8)	(404.2)	37%
Total vehicles	(2,833.2)	(2,662.0)	(6)%	(8,414.0)	(8,069.4)	(4)%
Parts, service and collision repair	(228.1)	(205.4)	(11)%	(669.0)	(600.2)	(11)%
Total cost of sales	(3,061.3)	(2,867.4)	(7)%	(9,083.0)	(8,669.6)	(5)%
Gross profit	582.2	580.7	—%	1,704.6	1,740.9	(2)%
Selling, general and administrative expenses	(409.6)	(399.0)	(3)%	(1,214.2)	(1,188.8)	(2)%
Impairment charges	—	—	—%	(62.6)	—	(100)%
Depreciation and amortization	(35.2)	(32.8)	(7)%	(105.7)	(94.0)	(12)%
Operating income (loss)	137.4	148.9	(8)%	322.1	458.1	(30)%
Other income (expense):
Interest expense, floor plan	(17.4)	(9.6)	(81)%	(48.9)	(20.6)	(137)%
Interest expense, other, net	(29.0)	(22.9)	(27)%	(86.2)	(65.1)	(32)%
Other income (expense), net	0.2	—	100%	0.3	0.1	200%
Total other income (expense)	(46.2)	(32.5)	(42)%	(134.8)	(85.6)	(57)%
Income (loss) before taxes	91.2	116.4	(22)%	187.3	372.5	(50)%
Provision for income taxes - benefit (expense)	(22.8)	(29.1)	22%	(47.8)	(93.1)	49%
Net income (loss)	$68.4	$87.3	(22)%	$139.5	$279.4	(50)%

Basic earnings (loss) per common share	$1.96	$2.28	(14)%	$3.94	$7.09	(44)%
Basic weighted-average common shares outstanding	34.9	38.3	9%	35.4	39.4	10%

Diluted earnings (loss) per common share	$1.92	$2.23	(14)%	$3.85	$6.90	(44)%
Diluted weighted-average common shares outstanding	35.6	39.2	9%	36.2	40.5	11%

Dividends declared per common share	$0.30	$0.25	20%	$0.86	$0.62	39%

Franchised Dealerships Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,546.7	$1,359.6	14%	$4,550.9	$4,047.1	12%
Fleet new vehicles	23.2	32.0	(28)%	70.4	70.0	1%
Total new vehicles	1,569.9	1,391.6	13%	4,621.3	4,117.1	12%
Used vehicles	780.7	842.4	(7)%	2,322.8	2,568.1	(10)%
Wholesale vehicles	51.4	75.8	(32)%	165.3	261.2	(37)%
Total vehicles	2,402.0	2,309.8	4%	7,109.4	6,946.4	2%
Parts, service and collision repair	431.8	404.7	7%	1,289.0	1,183.4	9%
Finance, insurance and other, net	126.0	125.8	—%	375.4	382.1	(2)%
Total revenues	2,959.8	2,840.3	4%	8,773.8	8,511.9	3%
Gross Profit:
Retail new vehicles	125.5	160.7	(22)%	396.5	494.5	(20)%
Fleet new vehicles	0.9	1.3	(31)%	3.1	3.1	—%
Total new vehicles	126.4	162.0	(22)%	399.6	497.6	(20)%
Used vehicles	42.6	45.4	(6)%	127.9	136.0	(6)%
Wholesale vehicles	(1.5)	(2.1)	29%	(0.8)	(3.0)	73%
Total vehicles	167.5	205.3	(18)%	526.7	630.6	(16)%
Parts, service and collision repair	215.1	201.0	7%	640.1	585.7	9%
Finance, insurance and other, net	126.0	125.8	—%	375.4	382.1	(2)%
Total gross profit	508.6	532.1	(4)%	1,542.2	1,598.4	(4)%
Selling, general and administrative expenses	(338.3)	(332.0)	(2)%	(985.5)	(974.9)	(1)%
Depreciation and amortization	(28.2)	(25.8)	(9)%	(82.8)	(75.8)	(9)%
Operating income (loss)	142.1	174.3	(18)%	473.9	547.7	(13)%
Other income (expense):
Interest expense, floor plan	(12.9)	(6.6)	(95)%	(34.7)	(13.9)	(150)%
Interest expense, other, net	(27.9)	(21.4)	(30)%	(82.2)	(61.7)	(33)%
Other income (expense), net	0.2	—	100%	0.2	0.1	100%
Total other income (expense)	(40.6)	(28.0)	(45)%	(116.7)	(75.5)	(55)%
Income (loss) before taxes	101.5	146.3	(31)%	357.2	472.2	(24)%
Add: Impairment charges	—	—	—%	—	—	—%
Segment income (loss)	$101.5	$146.3	(31)%	$357.2	$472.2	(24)%

Unit Sales Volume:
Retail new vehicles	26,869	24,241	11%	78,766	73,185	8%
Fleet new vehicles	469	672	(30)%	1,500	1,454	3%
Total new vehicles	27,338	24,913	10%	80,266	74,639	8%
Used vehicles	25,541	26,647	(4)%	75,845	81,881	(7)%
Wholesale vehicles	5,163	5,813	(11)%	16,162	18,436	(12)%
Retail new & used vehicles	52,410	50,888	3%	154,611	155,066	—%
Used-to-New Ratio	0.95	1.10	(14)%	0.96	1.12	(14)%

Gross Profit Per Unit:
Retail new vehicles	$4,672	$6,627	(30)%	$5,034	$6,757	(25)%
Fleet new vehicles	$2,046	$1,955	5%	$2,059	$2,132	(3)%
New vehicles	$4,627	$6,501	(29)%	$4,978	$6,667	(25)%
Used vehicles	$1,666	$1,704	(2)%	$1,685	$1,661	1%
Finance, insurance and other, net	$2,403	$2,473	(3)%	$2,428	$2,464	(1)%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,538.1	$1,341.9	15%	$4,491.8	$3,995.7	12%
Fleet new vehicles	23.2	32.0	(28)%	70.4	70.0	1%
Total new vehicles	1,561.3	1,373.9	14%	4,562.2	4,065.7	12%
Used vehicles	775.4	829.2	(6)%	2,288.8	2,524.3	(9)%
Wholesale vehicles	51.3	75.1	(32)%	163.3	258.2	(37)%
Total vehicles	2,388.0	2,278.2	5%	7,014.3	6,848.2	2%
Parts, service and collision repair	429.2	399.0	8%	1,272.7	1,166.9	9%
Finance, insurance and other, net	125.4	122.2	3%	370.9	369.7	—%
Total revenues	2,942.6	2,799.4	5%	8,657.9	8,384.8	3%
Gross Profit:
Retail new vehicles	125.0	158.8	(21)%	392.2	488.8	(20)%
Fleet new vehicles	1.0	1.3	(23)%	3.1	3.1	—%
Total new vehicles	126.0	160.1	(21)%	395.3	491.9	(20)%
Used vehicles	42.3	44.5	(5)%	126.4	133.5	(5)%
Wholesale vehicles	(1.4)	(1.9)	26%	—	(2.5)	100%
Total vehicles	166.9	202.7	(18)%	521.7	622.9	(16)%
Parts, service and collision repair	213.4	198.0	8%	630.9	577.1	9%
Finance, insurance and other, net	125.4	122.2	3%	370.9	369.7	—%
Total gross profit	$505.7	$522.9	(3)%	$1,523.5	$1,569.7	(3)%

Unit Sales Volume:
Retail new vehicles	26,727	23,816	12%	77,567	71,986	8%
Fleet new vehicles	469	672	(30)%	1,500	1,454	3%
Total new vehicles	27,196	24,488	11%	79,067	73,440	8%
Used vehicles	25,371	26,122	(3)%	74,631	80,221	(7)%
Wholesale vehicles	5,131	5,738	(11)%	15,921	18,164	(12)%
Retail new & used vehicles	52,098	49,938	4%	152,198	152,207	—%
Used-to-New Ratio	0.95	1.10	(13)%	0.96	1.11	(14)%

Gross Profit Per Unit:
Retail new vehicles	$4,678	$6,666	(30)%	$5,056	$6,790	(26)%
Fleet new vehicles	$2,046	$1,955	5%	$2,059	$2,132	(3)%
New vehicles	$4,633	$6,537	(29)%	$5,000	$6,698	(25)%
Used vehicles	$1,668	$1,704	(2)%	$1,694	$1,664	2%
Finance, insurance and other, net	$2,407	$2,525	(5)%	$2,437	$2,429	—%

NM = Not Meaningful

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$1.6	(100)%	$1.0	$7.3	(86)%
Used vehicles	554.8	511.4	9%	1,651.3	1,601.3	3%
Wholesale vehicles	26.6	38.9	(32)%	89.1	143.3	(38)%
Total vehicles	581.4	551.9	5%	1,741.4	1,751.9	(1)%
Finance, insurance and other, net	45.3	38.9	17%	136.4	121.8	12%
Total revenues	626.7	590.8	6%	1,877.8	1,873.7	—%
Gross Profit:
Retail new vehicles	—	(0.6)	100%	0.1	1.0	(90)%
Used vehicles	7.3	4.9	49%	(18.8)	7.9	(338)%
Wholesale vehicles	0.2	—	100%	1.3	3.6	(64)%
Total vehicles	7.5	4.3	74%	(17.4)	12.5	(239)%
Finance, insurance and other, net	45.3	38.9	17%	136.4	121.8	12%
Total gross profit	52.8	43.2	22%	119.0	134.3	(11)%
Selling, general and administrative expenses	(58.6)	(63.4)	8%	(199.0)	(207.5)	4%
Impairment charges	—	—	—%	(62.6)	—	(100)%
Depreciation and amortization	(6.1)	(6.8)	10%	(20.4)	(17.7)	(15)%
Operating income (loss)	(11.9)	(27.0)	56%	(163.0)	(90.9)	(79)%
Other income (expense):
Interest expense, floor plan	(4.3)	(3.0)	(43)%	(13.6)	(6.7)	(103)%
Interest expense, other, net	(0.7)	(1.1)	36%	(2.5)	(3.0)	17%
Total other income (expense)	(5.0)	(4.1)	(22)%	(16.1)	(9.7)	(66)%
Income (loss) before taxes	(16.9)	(31.1)	46%	(179.1)	(100.6)	(78)%
Add: Impairment charges	—	—	—%	62.6	—	100%
Segment income (loss)	$(16.9)	$(31.1)	46%	$(116.5)	$(100.6)	(16)%

Unit Sales Volume:
Retail new vehicles	—	45	(100)%	11	126	(91)%
Used vehicles	19,050	15,245	25%	56,114	46,672	20%
Wholesale vehicles	2,740	2,449	12%	8,891	8,792	1%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,767	$2,868	(4)%	$2,095	$2,775	(25)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$469.9	$268.0	75%	$1,274.1	$818.6	56%
Wholesale vehicles	16.0	14.8	8%	56.4	73.0	(23)%
Total vehicles	486.0	282.8	72%	1,330.5	891.6	49%
Finance, insurance and other, net	41.7	22.8	83%	114.9	70.0	64%
Total revenues	527.7	305.6	73%	1,445.4	961.6	50%
Gross Profit:
Used vehicles	5.0	(2.0)	350%	(4.3)	(13.7)	69%
Wholesale vehicles	—	(0.1)	100%	1.1	2.0	(45)%
Total vehicles	5.0	(2.1)	338%	(3.2)	(11.7)	73%
Finance, insurance and other, net	41.7	22.8	83%	114.9	70.0	64%
Total gross profit	$46.7	$20.7	126%	$111.7	$58.3	92%

Unit Sales Volume:
Used vehicles	17,480	9,412	86%	46,997	27,911	68%
Wholesale vehicles	2,305	1,495	54%	7,010	5,828	20%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,672	$2,209	21%	$2,352	$2,015	17%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$26.8	$10.6	153%	$72.5	$13.0	458%
Used vehicles	4.9	2.0	145%	17.1	5.0	242%
Wholesale vehicles	1.3	—	100%	1.9	0.3	533%
Total vehicles	33.0	12.6	162%	91.5	18.3	400%
Parts, service and collision repair	21.6	3.5	517%	38.6	5.2	642%
Finance, insurance and other, net	2.4	0.9	167%	5.9	1.4	321%
Total revenues	57.0	17.0	235%	136.0	24.9	446%
Gross Profit:
Retail new vehicles	5.9	2.1	181%	14.3	2.7	430%
Used vehicles	2.4	0.6	300%	4.7	1.4	236%
Wholesale vehicles	(0.1)	—	(100)%	—	—	—%
Total vehicles	8.2	2.7	204%	19.0	4.1	363%
Parts, service and collision repair	10.2	1.8	467%	18.5	2.7	585%
Finance, insurance and other, net	2.4	0.9	167%	5.9	1.4	321%
Total gross profit	20.8	5.4	285%	43.4	8.2	429%
Selling, general and administrative expenses	(12.7)	(3.6)	(253)%	(29.7)	(6.4)	(364)%
Depreciation and amortization	(0.9)	(0.2)	(350)%	(2.5)	(0.5)	(400)%
Operating income (loss)	7.2	1.6	350%	11.2	1.3	762%
Other income (expense):
Interest expense, floor plan	(0.2)	—	100%	(0.6)	—	100%
Interest expense, other, net	(0.4)	(0.4)	—%	(1.5)	(0.4)	(275)%
Other income (expense), net	—	—	—%	0.1	—	(100)%
Total other income (expense)	(0.6)	(0.4)	(50)%	(2.0)	(0.4)	(400)%
Income (loss) before taxes	6.6	1.2	450%	9.2	0.9	NM
Add: Impairment charges	—	—	—%	—	—	—%
Segment income (loss)	$6.6	$1.2	450%	$9.2	$0.9	NM

Unit Sales Volume:
Retail new vehicles	1,391	490	184%	3,894	579	573%
Used vehicles	837	177	373%	1,972	353	459%
Wholesale vehicles	93	9	NM	150	29	NM

Gross Profit Per Unit:
Retail new vehicles	$4,213	$4,304	(2)%	$3,680	$4,742	(22)%
Used vehicles	$2,833	$3,328	(15)%	$2,407	$3,677	(35)%
Finance, insurance and other, net	$1,075	$1,297	(17)%	$1,006	$1,445	(30)%

NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$256.0	$255.2	$(0.8)	—%
Advertising	22.5	21.1	(1.4)	(7)%
Rent	11.7	11.9	0.2	2%
Other	119.4	110.8	(8.6)	(8)%
Total SG&A expenses	$409.6	$399.0	$(10.6)	(3)%
Adjustments:
Lease exit charges	$(3.9)	$—
Severance and long-term compensation charges	(0.9)	—
Total SG&A adjustments	$(4.8)	$—
Adjusted:
Total adjusted SG&A expenses	$404.8	$399.0	$(5.8)	(1)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.0%	43.9%	(10)	bps
Advertising	3.9%	3.6%	(30)	bps
Rent	2.0%	2.1%	10	bps
Other	20.5%	19.1%	(140)	bps
Total SG&A expenses as a % of gross profit	70.4%	68.7%	(170)	bps

Adjustments:
Lease exit charges	(0.7)%	—%
Severance and long-term compensation charges	(0.2)%	—%
Total effect of adjustments	(0.9)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.5%	68.7%	(80)	bps

Reported:
Total gross profit	$582.2	$580.7	$1.5	—%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$775.8	$774.1	$(1.7)	—%
Advertising	71.4	72.8	1.4	2%
Rent	34.5	38.3	3.8	10%
Other	332.5	303.6	(28.9)	(10)%
Total SG&A expenses	$1,214.2	$1,188.8	$(25.4)	(2)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.7	$—
Hail and storm damage charges	(1.9)	—
Lease exit charges	(4.3)	—
Severance and long-term compensation charges	(5.1)	(4.4)
Total SG&A adjustments	$9.4	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$1,223.6	$1,184.4	$(39.2)	(3)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.5%	44.5%	(100)	bps
Advertising	4.2%	4.2%	—	bps
Rent	2.0%	2.2%	20	bps
Other	19.5%	17.4%	(210)	bps
Total SG&A expenses as a % of gross profit	71.2%	68.3%	(290)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.4%	—%
Hail and storm damage charges	—%	—%
Lease exit charges	(0.1)%	—%
Severance and long-term compensation charges	(0.1)%	(0.3)%
Total effect of adjustments	0.2%	(0.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	68.0%	(340)	bps

Reported:
Total gross profit	$1,704.6	$1,740.9	$(36.3)	(2)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$1,714.6	$1,740.9	$(26.3)	(2)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$216.9	$216.2	$(0.7)	—%
Advertising	11.0	10.5	(0.5)	(5)%
Rent	10.2	10.1	(0.1)	(1)%
Other	100.2	95.2	(5.0)	(5)%
Total SG&A expenses	$338.3	$332.0	$(6.3)	(2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.6%	40.6%	(200)	bps
Advertising	2.2%	2.0%	(20)	bps
Rent	2.0%	1.9%	(10)	bps
Other	19.7%	17.9%	(180)	bps
Total SG&A expenses as a % of gross profit	66.5%	62.4%	(410)	bps

Reported:
Total gross profit	$508.6	$532.1	$(23.5)	(4)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$649.7	$657.2	$7.5	1%
Advertising	29.7	26.2	(3.5)	(13)%
Rent	29.8	31.9	2.1	7%
Other	276.4	259.6	(16.8)	(6)%
Total SG&A expenses	$985.5	$974.9	$(10.6)	(1)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.9	$—
Hail and storm damage charges	(1.9)	—
Long-term compensation charges	—	(4.4)
Total SG&A adjustments	$19.0	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$1,004.5	$970.5	$(34.0)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.1%	41.1%	(100)	bps
Advertising	1.9%	1.6%	(30)	bps
Rent	1.9%	2.0%	10	bps
Other	18.0%	16.3%	(170)	bps
Total SG&A expenses as a % of gross profit	63.9%	61.0%	(290)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.3%	—%
Hail and storm damage charges	(0.1)%	—%
Long-term compensation charges	—%	(0.3)%
Total effect of adjustments	1.2%	(0.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	65.1%	60.7%	(440)	bps

Reported:
Total gross profit	$1,542.2	$1,598.4	$(56.2)	(4)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$30.0	$36.5	$6.5	18%
Advertising	10.9	10.4	(0.5)	(5)%
Rent	2.1	1.8	(0.3)	(17)%
Other	15.6	14.7	(0.9)	(6)%
Total SG&A expenses	$58.6	$63.4	$4.8	8%
Adjustments:
Lease exit charges	$(3.9)	$—
Severance charges	(0.9)	—
Total SG&A adjustments	$(4.8)	$—
Adjusted:
Total adjusted SG&A expenses	$53.8	$63.4	$9.6	15.1%

Reported:
SG&A expenses as a % of gross profit:
Compensation	56.9%	84.4%	NM
Advertising	20.5%	24.0%	35	bps
Rent	3.9%	4.2%	30	bps
Other	29.8%	34.2%	440	bps
Total SG&A expenses as a % of gross profit	111.1%	146.8%	NM
Adjustments:
Lease exit charges	(7.5)%	—%
Severance charges	(1.7)%	—%
Total effect of adjustments	(9.2)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	101.9%	146.8%	NM

Reported:
Total gross profit	$52.8	$43.2	$9.6	22%

NM = Not Meaningful

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$105.1	$112.2	$7.1	6%
Advertising	40.3	46.4	6.1	13%
Rent	5.3	6.2	0.9	15%
Other	48.3	42.7	(5.6)	(13)%
Total SG&A expenses	$199.0	$207.5	$8.5	4%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.3)	$—
Lease exit charges	(4.3)	—
Severance and long-term compensation charges	(5.1)	—
Total SG&A adjustments	$(9.7)	$—
Adjusted:
Total adjusted SG&A expenses	$189.3	$207.5	$18.2	8.8%

Reported:
SG&A expenses as a % of gross profit:
Compensation	88.4%	83.5%	(490)	bps
Advertising	33.9%	34.6%	70	bps
Rent	4.4%	4.7%	30	bps
Other	40.5%	31.7%	(880)	bps
Total SG&A expenses as a % of gross profit	167.2%	154.5%	NM
Adjustments:
Acquisition and disposition-related gain (loss)	(0.6)%	—%
Hail and storm damage charges	—%	—%
Lease exit charges	(9.0)%	—%
Severance and long-term compensation charges	(10.7)%	—%
Total effect of adjustments	(20.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	146.8%	154.5%	NM

Reported:
Total gross profit	$119.0	$134.3	$(15.3)	(11)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$129.0	$134.3	$(5.3)	(4)%

NM = Not Meaningful

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$9.1	$2.5	$(6.6)	(264)%
Advertising	0.6	0.2	(0.4)	(200)%
Rent	(0.6)	—	0.6	—%
Other	3.6	0.9	(2.7)	(300)%
Total SG&A expenses	$12.7	$3.6	$(9.1)	(253)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.0%	47.2%	320	bps
Advertising	2.9%	3.1%	20	bps
Rent	(2.9)%	0.2%	310	bps
Other	17.1%	15.7%	(140)	bps
Total SG&A expenses as a % of gross profit	61.1%	66.2%	510	bps

Reported:
Total gross profit	$20.8	$5.4	$15.4	285%
NM = Not Meaningful

	Nine Months Ended September 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$21.0	$4.7	$(16.3)	(347)%
Advertising	1.4	0.2	(1.2)	(600)%
Rent	(0.6)	—	0.6	—%
Other	7.8	1.5	(6.3)	(420)%
Total SG&A expenses	$29.7	$6.4	$(23.3)	(364)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	48.4%	58.3%	NM
Advertising	3.2%	2.8%	(40)	bps
Rent	(1.2)%	0.1%	130	bps
Other	18.1%	17.6%	(50)	bps
Total SG&A expenses as a % of gross profit	68.5%	78.8%	NM

Reported:
Total gross profit	$43.4	$8.2	$35.2	429%
NM = Not Meaningful

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$101.5	$146.3	(31)%	$357.2	$472.2	(24)%
Add: Impairment charges	—	—		—	—
Segment income (loss)	$101.5	$146.3	(31)%	$357.2	$472.2	(24)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$(20.9)	$—
Hail and storm damage charges	—	—		1.9	—
Long-term compensation charges	—	—		—	4.4
Total pre-tax adjustments	$—	$—		$(19.0)	$4.4

Adjusted:
Segment income (loss)	$101.5	$146.3	(31)%	$338.2	$476.6	(29)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(16.9)	$(31.1)	46%	$(179.1)	$(100.6)	(78)%
Add: Impairment charges	—	—		62.6	—
Segment income (loss)	$(16.9)	$(31.1)	46%	$(116.5)	$(100.6)	(16)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$0.3	$—
Lease exit charges	3.9	—		4.3	—
Severance and long-term compensation charges	0.9	—		5.1	—
Used vehicle inventory valuation adjustment	—	—		10.0	—
Total pre-tax adjustments	$4.8	$—		$19.7	$—

Adjusted:
Segment income (loss)	$(12.1)	$(31.1)	61%	$(96.8)	$(100.6)	4%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$6.6	$1.2	450%	$9.2	$0.9	NM
Add: Impairment charges	—	—		—	—
Segment income (loss)	$6.6	$1.2	450%	9.2	0.9	NM
NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	35.6	$68.4	$1.92	39.2	$87.3	$2.23
Adjustments:
Lease exit charges		$3.9			$—
Severance and long-term compensation charges		0.9			—
Total pre-tax items of interest		$4.8			$—
Tax effect of above items		(1.2)			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	35.6	$72.0	$2.02	39.2	$87.3	$2.23

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	36.2	$139.5	$3.85	40.5	$279.4	$6.90
Adjustments:
Acquisition and disposition-related gain (loss)		$(20.7)			$—
Hail and storm damage charges		1.9			—
Impairment charges		62.6			—
Lease exit charges		4.3			—
Severance and long-term compensation charges		5.1			4.4
Used vehicle inventory valuation adjustment		10.0			—
Total pre-tax items of interest		$63.2			$4.4
Tax effect of above items		(15.6)			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	36.2	$187.1	$5.17	40.5	$283.8	$7.01

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended September 30, 2023				Three Months Ended September 30, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$68.4				$87.3
Provision for income taxes				22.8				29.1
Income (loss) before taxes	$101.5	$(16.9)	$6.6	$91.2	$146.3	$(31.1)	$1.2	$116.4
Non-floor plan interest (1)	26.2	0.7	0.4	27.3	19.9	1.1	0.4	21.4
Depreciation and amortization (2)	29.9	6.1	0.9	36.9	27.3	6.7	0.3	34.3
Stock-based compensation expense	6.7	—	—	6.7	3.8	—	—	3.8
Loss (gain) on exit of leased dealerships	—	3.9	—	3.9	—	—	—	—
Severance and long-term compensation charges	—	0.9	—	0.9	—	—	—	—
Acquisition and disposition related (gain) loss	0.2	0.1	—	0.3	0.5	—	—	0.5
Adjusted EBITDA	$164.5	$(5.2)	$7.9	$167.2	$197.8	$(23.3)	$1.9	$176.4

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$139.5				$279.4
Provision for income taxes				47.8				93.1
Income (loss) before taxes	$357.2	$(179.1)	$9.2	$187.3	$472.2	$(100.6)	$0.9	$372.5
Non-floor plan interest (1)	77.4	2.5	1.6	81.5	58.0	3.0	0.2	61.2
Depreciation & amortization (2)	87.6	20.4	2.4	110.4	79.6	17.6	0.5	97.7
Stock-based compensation expense	17.3	—	—	17.3	12.4	—	—	12.4
Loss (gain) on exit of leased dealerships	—	4.3	—	4.3	—	—	—	—
Impairment charges	—	62.6	—	62.6	—	—	—	—
Severance and long-term compensation charges	—	5.1	—	5.1	4.4	—	—	4.4
Acquisition and disposition related (gain) loss	(20.7)	0.3	—	(20.4)	(0.5)	—	—	(0.5)
Hail and storm damage charges	1.9	—	—	1.9	—	—	—	—
Used vehicle inventory valuation adjustment	—	10.0	—	10.0	—	—	—	—
Adjusted EBITDA	$520.7	$(73.9)	$13.2	$460.0	$626.1	$(80.0)	$1.6	$547.7

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.